SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Allspring Exchange-Traded Funds Trust
(Name of Registrant as Specified in Its Charter)

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ALLSPRING EXCHANGE-TRADED FUNDS TRUST (“Exchange-Traded Funds Trust” or the “Trust”), on behalf of the following series:

Allspring Core Plus ETF
Allspring Income Plus ETF (each a “Fund”, together the “Funds”)

1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

September 22, 2025

Information on the Fund’s Sub-Adviser

As a shareholder of your Fund, you are receiving this notice regarding the availability of an information statement (the “Information Statement”) relating to the appointment of Allspring Global Investments (UK) Limited (“Allspring (UK)”) as a new sub-adviser for your Fund, joining your Fund’s existing sub-adviser, Allspring Global Investments, LLC (“Allspring Investments”). This notice presents an overview of the Information Statement that is available to you on the Internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of your Fund, you do not need to take any action.

At a meeting held on August 19-20, 2025, the Board of Trustees of Exchange-Traded Funds Trust (the “Board”) unanimously approved: appointing Allspring (UK) as a new sub-adviser for your Fund effective on or about November 3, 2025 (the “Effective Date”). As of the Effective Date, a portfolio manager of Allspring (UK) will also be added to your Fund who will be responsible for implementing your Fund’s investment strategy. Please consult the Information Statement for additional details.

The Trust and Allspring Funds Management, LLC (“Allspring Funds Management”), your Fund’s investment manager, have received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission that permits Allspring Funds Management, subject to certain conditions, such as approval by the Board, to enter into new sub-advisory agreements with sub-advisers, including sub-advisers that are wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly-owns Allspring Funds Management, without shareholder approval.

By sending you this notice, your Fund is notifying you that it is making the Information Statement available to you via the Internet in lieu of mailing you a paper copy. You may print and view the Information Statement on your Fund’s website at allspringglobal.com. The Information Statement will be available on the website until at least February 22, 2026. You may request a paper copy or email copy of the Information Statement free of charge by calling 1-866-701-2575 or writing to Allspring Funds Distributor, LLC, 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203.

Only one copy of this notice will be delivered to shareholders of your Fund who reside at the same address, unless your Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to Allspring Funds Distributor, LLC, 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203 or call at 1-866-701-2575. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Allspring Funds as indicated above.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you to obtain a copy.

NOTAPLU 09-25

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ALLSPRING EXCHANGE-TRADED FUNDS TRUST (“Exchange-Traded Funds Trust” or the “Trust”), on behalf of the following series:

Allspring Core Plus ETF
Allspring Income Plus ETF (each a “Fund”, together the “Funds”)

1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203

INFORMATION STATEMENT

September 22, 2025

This Information Statement is for informational purposes only and no action is requested on your part. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is being made available to shareholders of your Fund, a series of Exchange-Traded Funds Trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Manager of Managers Order”) that the Trust and Allspring Funds Management, LLC (“Allspring Funds Management”) have received from the U.S. Securities and Exchange Commission (the “SEC”). The Manager of Managers Order permits Allspring Funds Management, subject to certain conditions, such as approval by Exchange-Traded Funds Trust’s Board of Trustees (the “Board”), to enter into new sub-advisory agreements with sub-advisers, including sub-advisers that are wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly-owns Allspring Funds Management, without shareholder approval.

Appointment of Allspring Global Investments (UK) Limited as Sub-Adviser to your Fund

At a meeting held on August 19-20, 2025 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreement and are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among Exchange-Traded Funds Trust, on behalf of your Fund, Allspring Funds Management, as investment manager, and Allspring Global Investments (UK) Limited (“Allspring (UK)”), as investment sub-adviser (the “Sub-Adviser”), effective on or about November 3, 2025 (the “Effective Date”). On the Effective Date, Allspring (UK) will be added as a second sub-adviser to your Fund.

Board Considerations of the New Sub-Advisory Agreement

Allspring Core Plus ETF
Under the 1940 Act, the Board must determine whether to approve sub-advisory agreements for any series of the Trust. In this regard, at the Meeting, the Board, all the members of which have no direct or indirect interest in the sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act, reviewed and approved the New Sub-Advisory Agreement among the Trust, on behalf of the Allspring Core Plus ETF, a series of the Trust (the “Core Plus ETF”), Allspring Funds Management, and Allspring (UK), which is an affiliate of Allspring Funds Management. The Board noted that Allspring (UK) would serve alongside the Core Plus ETF’s existing sub-adviser, Allspring Investments Global Investments, LLC (“Allspring Investments”).

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring (UK) as an additional sub-adviser to the Core Plus ETF and the approval of the New Sub-Advisory Agreement. The Independent Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

The Board’s decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided. In this regard, the Independent Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information

1 | Information Statement

presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and Allspring (UK) about various topics, including with respect to other funds in the Allspring fund complex. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Independent Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Core Plus ETF by Allspring Funds Management and Allspring Investments, and of those proposed to be provided to the Core Plus ETF by Allspring (UK) under the New Sub-Advisory Agreement. The Board noted that the nature and extent of services proposed to be provided to the Core Plus ETF under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided to the Core Plus ETF by Allspring Investments. The Board also noted that the nature and extent of services proposed to be provided to the Core Plus ETF under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided by other sub-advisers to other Allspring Funds in the Allspring fund complex. In particular, the Board noted that Allspring (UK) would be required to provide day-to-day portfolio management services for assets of the Core Plus ETF and comply with all policies of the Core Plus ETF and applicable laws, rules, and regulations. The Board noted that in connection with the Board’s annual review of advisory agreements for other funds in the Allspring fund complex, the Board received and considered information concerning: (i) Allspring (UK), including with respect to the quality of services it provides to other funds in the Allspring fund complex; (ii) the ability of Allspring Funds Management, Allspring Investments, and Allspring (UK) to attract and retain qualified investment professionals, including research, advisory and supervisory personnel; and (iii) the compliance programs and compliance record of Allspring (UK) and Allspring Investments, and the compliance oversight to be provided by Allspring Funds Management.
The Board took into account the information described above in deciding to approve the New Sub-Advisory Agreement.

Investment performance
The Board noted that the engagement of Allspring (UK) was new and that there was no performance information for the Board to review with respect to Allspring (UK) and its proposed services for the Core Plus ETF. The Board noted that it would have the opportunity to review the Core Plus ETF’s performance on an on-going basis going forward.

Sub-Advisory fee rate and expenses
The Board noted that the compensation received by Allspring Funds Management under its Investment Management Agreement with the Core Plus ETF would not change. The Board further noted that in connection with the appointment of Allspring (UK), a portion of the sub-advisory fee paid by Allspring Funds Management to Allspring Investments would be re-allocated to Allspring (UK), and that the aggregate sub-advisory fee rate would remain the same. The Board reviewed and considered the contractual investment sub-advisory fee rate that would be payable by Allspring Funds Management to Allspring (UK) for investment sub-advisory services under the New Sub-Advisory Agreement for the Core Plus ETF.

The Board considered the nature and extent of responsibilities and risks assumed by Allspring Funds Management and not delegated to or assumed by Allspring (UK) or Allspring Investments, and Allspring Funds Management’s oversight responsibilities. Given the affiliation between Allspring Funds Management, Allspring Investments and Allspring (UK), the Board ascribed limited relevance to the allocation of fees between them. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring (UK) by Allspring Funds Management is reasonable.

Profitability
The Board did not receive or consider separate profitability information with respect to Allspring (UK) in connection with its approval of the New Sub-Advisory Agreement, although it noted that Allspring (UK) is affiliated with Allspring Funds Management and that the aggregate sub-advisory fee rate paid by Allspring Funds Management would not be changing. The Board also noted that in connection with the Board’s annual review of advisory agreements for other

Information Statement | 2

funds in the Allspring fund complex, the Board received and considered information concerning the profitability of Allspring Funds Management from providing services to the Core Plus ETF other funds in the Allspring fund complex.

Economies of scale
The Board did not review specific information about the potential for economies of scale in the provision of management services to the Core Plus ETF principally because the Board regards that information as less relevant at the sub-adviser level.

Other benefits to Allspring (UK)
The Board received and considered information regarding potential “fall-out” or ancillary benefits to be received by Allspring (UK), including benefits potentially derived from an increase in Allspring (UK)’s business as a result of its relationship with the Core Plus ETF.

The Board noted that it received and considered additional information about the fall out benefits received by Allspring (UK) and its affiliates in connection with other funds it sub-advises in the Allspring fund complex as part of the Board’s annual review of advisory agreements.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Allspring (UK) were unreasonable.

Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable.

Allspring Income Plus ETF
Under the 1940 Act, the Board of the Trust must determine whether to approve sub-advisory agreements for any series of the Trust. In this regard, at the Meeting, the Board, all the members of which have no direct or indirect interest in the sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act, reviewed and approved the New Sub-Advisory Agreement among the Trust, on behalf of the Allspring Income Plus ETF, a series of the Trust (the “Income Plus ETF”), Allspring Funds Management, and Allspring (UK), which is an affiliate of Allspring Funds Management. The Board noted that Allspring (UK) would serve alongside the Income Plus ETF’s existing sub-adviser, Allspring Investments.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Allspring (UK) as an additional sub-adviser to the Income Plus ETF and the approval of the New Sub-Advisory Agreement. The Independent Trustees conferred extensively among themselves and with representatives of Allspring Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

The Board’s decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided. In this regard, the Independent Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Allspring Funds Management and Allspring (UK) about various topics, including with respect to other funds in the Allspring fund complex. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Independent Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services
The Board received and considered various information regarding the nature, extent, and quality of services provided to the Income Plus ETF by Allspring Funds Management and Allspring Investments, and of those proposed to be

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provided to the Income Plus ETF by Allspring (UK) under the New Sub-Advisory Agreement. The Board noted that the nature and extent of services proposed to be provided to the Income Plus ETF under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided to the Income Plus ETF by Allspring Investments. The Board also noted that the nature and extent of services proposed to be provided to the Income Plus ETF under the New Sub-Advisory Agreement by Allspring (UK) are substantially similar to the nature and extent of services provided by other sub-advisers to other Allspring Funds in the Allspring fund complex. In particular, the Board noted that Allspring (UK) would be required to provide day-to-day portfolio management services for assets of the Income Plus ETF and comply with all policies of the Income Plus ETF and applicable laws, rules, and regulations. The Board noted that in connection with the Board’s annual review of advisory agreements for other funds in the Allspring fund complex, the Board received and considered information concerning: (i) Allspring (UK), including with respect to the quality of services it provides to other funds in the Allspring fund complex; (ii) the ability of Allspring Funds Management, Allspring Investments, and Allspring (UK) to attract and retain qualified investment professionals, including research, advisory and supervisory personnel; and (iii) the compliance programs and compliance record of Allspring (UK) and Allspring Investments, and the compliance oversight to be provided by Allspring Funds Management.
The Board took into account the information described above in deciding to approve the New Sub-Advisory Agreement.

Investment performance
The Board noted that the engagement of Allspring (UK) was new and that there was no performance information for the Board to review with respect to Allspring (UK) and its proposed services for the Income Plus ETF. The Board noted that it would have the opportunity to review the Income Plus ETF’s performance on an on-going basis going forward.

Sub-Advisory fee rate and expenses
The Board noted that the compensation received by Allspring Funds Management under its Investment Management Agreement with the Income Plus ETF would not change. The Board further noted that in connection with the appointment of Allspring (UK), a portion of the sub-advisory fee paid by Allspring Funds Management to Allspring Investments would be re-allocated to Allspring (UK), and that the aggregate sub-advisory fee rate would remain the same. The Board reviewed and considered the contractual investment sub-advisory fee rate that would be payable by Allspring Funds Management to Allspring (UK) for investment sub-advisory services under the New Sub-Advisory Agreement for the Income Plus ETF.

The Board considered the nature and extent of responsibilities and risks assumed by Allspring Funds Management and not delegated to or assumed by Allspring (UK) or Allspring Investments, and Allspring Funds Management’s oversight responsibilities. Given the affiliation between Allspring Funds Management, Allspring Investments and Allspring (UK), the Board ascribed limited relevance to the allocation of fees between them. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Allspring (UK) by Allspring Funds Management is reasonable.

Profitability
The Board did not receive or consider separate profitability information with respect to Allspring (UK) in connection with its approval of the New Sub-Advisory Agreement, although it noted that Allspring (UK) is affiliated with Allspring Funds Management and that the aggregate sub-advisory fee rate paid by Allspring Funds Management would not be changing. The Board also noted that in connection with the Board’s annual review of advisory agreements for other funds in the Allspring fund complex, the Board received and considered information concerning the profitability of Allspring Funds Management from providing services to the Income Plus ETF other funds in the Allspring fund complex.

Economies of scale
The Board did not review specific information about the potential for economies of scale in the provision of management services to the Income Plus ETF principally because the Board regards that information as less relevant at the sub-adviser level.

Other benefits to Allspring (UK)
The Board received and considered information regarding potential “fall-out” or ancillary benefits to be received by

Information Statement | 4

Allspring (UK), including benefits potentially derived from an increase in Allspring (UK)’s business as a result of its relationship with the Income Plus ETF.

The Board noted that it received and considered additional information about the fall out benefits received by Allspring (UK) and its affiliates in connection with other funds it sub-advises in the Allspring fund complex as part of the Board’s annual review of advisory agreements.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by Allspring (UK) were unreasonable.

Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Allspring (UK) is reasonable.

Terms of the New Sub-Advisory Agreement

The material terms of the New Sub-Advisory Agreement, a form of which is attached hereto as Exhibit A, are substantially similar to the material terms of the current sub-advisory agreement with Allspring Global Investments, LLC (“Allspring Investments”). Together with Allspring Investments, your Fund’s existing sub-adviser, and pursuant to the terms of the New Sub-Advisory Agreement, Allspring (UK), will be responsible, subject to the direction and control of Allspring Funds Management and the Board, for investing and reinvesting your Fund’s assets in a manner consistent with the Amended and Restated Declaration of Trust of Exchange-Traded Funds Trust, the Trust’s registration statement, investment guidelines, policies and restrictions established by the Board, and applicable federal and state law. As such, Allspring (UK) will have full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for your Fund.

After an initial two year period, the continuance of the New Sub-Advisory Agreement must be specifically approved at least annually by the vote of (i) the Board or by a vote of the shareholders of your Fund and (ii) a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

The New Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the investment management agreement between Exchange-Traded Funds Trust and Allspring Funds Management, and is terminable at anytime without penalty by the Board or by a vote of the majority of the outstanding shares of your Fund, or by Allspring Funds Management or Allspring (UK), on 60 days’ written notice to the other parties.

The New Sub-Advisory Agreement provides that Allspring (UK) shall not be protected against any liability to Exchange-Traded Funds Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Allspring (UK) is entitled to an annual fee for its investment sub-advisory services to your Fund. All sub-advisory fees are paid by Allspring Funds Management and not your Fund. Because Allspring Funds Management pays Allspring (UK) out of the management fee it receives from your Fund, there is no duplication of advisory fees paid.

Other Related Changes

Portfolio Management. On the Effective Date, the following portfolio manager of Allspring (UK) will be added to your Fund:

Sarah Harrison Ms. Harrison joined Allspring (UK) or one of its predecessors firms in 2022, where she currently serves as a portfolio manager within the Plus Fixed Income team. Prior to joining Allspring (UK), Ms. Harrision was a credit portfolio manager at Morgan Stanley, serving as the lead on European high yield strategies and as a co-portfolio manager on global high yield strategies.

Service Providers

Allspring (UK): Principal Executive Officers and Directors

Allspring (UK) is a registered investment adviser located at Bow Bells House, 6th Floor, 1 Bread Street, London, EC4M 9BE. Allspring (UK), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global

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Investments Holdings, LLC, provides investment advisory services to banking or thrift institutions, investment companies, pension and profit sharing plans, corporations, and state or municipal government entities.

The name and principal occupation of Allspring (UK)’s principal executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is Bow Bells House, 6th Floor, 1 Bread Street, London, EC4M 9BE.

■	Andrew Sowerby (Chief Executive Officer and Director)

■	Jonathan Crawford (Chief Compliance Officer)

■	Henriette Louise Pacquement (Director)

■	Charles Spungin (Director)

■	Najam Saqeb (Director)

No Officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of Allspring (UK). No Trustee of the Trust has any material direct or indirect interest in Allspring (UK) or any person controlling, controlled by or under common control with Allspring (UK). Since the beginning of your Fund’s most recently completed fiscal year, no Trustee of the Trust has had, directly or indirectly, any material interest in any material transactions or material proposed transactions to which Allspring (UK), any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities was or is to be a party.

Other Similar Funds Managed by the Sub-Adviser

Allspring (UK) does not currently provide investment sub-advisory services for a similar fund, however, on the Effective Date, Allspring (UK) will begin providing investment sub-advisory services to Allspring Core Plus Bond Fund and Allspring Income Plus Fund, which have substantially the same investment strategies as Allspring Core Plus ETF and Allspring Income Plus ETF, respectively. The sub-advisory fees to be paid to Allspring (UK) for providing such services to Allspring Core Plus Bond Fund and Allspring Income Plus Fund will be paid by Allspring Funds Management, the funds’ investment manager.

Service Providers to Exchange-Traded Funds Trust

As the Core Plus ETF completed its fiscal year on August 31, 2025, and as the Income Plus ETF will not complete its fiscal year until September 30, 2025, information on fees paid to service providers and brokerage commissions paid to affiliates are not yet available.

Investment Manager. Allspring Funds Management currently serves as the investment manager for the Funds.

Distributor. Allspring Funds Distributor, LLC (“Funds Distributor”) serves as the exclusive distributor of Creation Units of shares of the Fund pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Fund.

General Information

Share Ownership
Please see Exhibit B for a list of persons reflected on the books and records of your Fund as owning of record 5% or more of the outstanding shares of your Fund as of September 12, 2025. Additionally, as of September 12, 2025, the Trustees and Officers of your Fund, as a group, beneficially owned in the aggregate less than 1% of the outstanding shares of your Fund.

Outstanding Shares

As of September 12, 2025, the Funds had the following number of shares issued and outstanding:

Fund	Number of Shares
Allspring Core Plus ETF	10,000,000
Allspring Income Plus ETF	8,200,000

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Financial Information

The Funds’ annual and semi-annual reports and annual and semi-annual long form financial statements filed on Form N-CSR contain additional performance information about the Funds and are available upon request, without charge, by writing to Allspring Funds Distributor, LLC, 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203 or by calling 1.866.701.2575 or by visiting the Allspring Funds website at www.allspringglobal.com.

Shareholder Proposals

The Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board of Exchange-Traded Funds Trust has been elected by shareholders). Any shareholder desiring to present a proposal for consideration at the next shareholder meeting must submit the proposal in writing so that it is received within a reasonable time before any meeting. A proposal should be sent to Exchange-Traded Funds Trust at 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203.

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Exhibit A

FORM OF NEW SUB-ADVISORY AGREEMENT

FORM OF
SUB-ADVISORY AGREEMENT
AMONG ALLSPRING EXCHANGE-TRADED FUNDS TRUST,
ALLSPRING FUNDS MANAGEMENT, LLC AND
ALLSPRING GLOBAL INVESTMENTS (UK) LIMITED

This SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of this 3rd day of November, 2025, by and among Allspring Exchange-Traded Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203, Allspring Funds Management, LLC (the “Manager”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203, and Allspring Global Investments (UK) Limited (the “Sub-Adviser”), a private liability company incorporated under the laws of England and Wales with its principal place of business and registered office at Bow Bells House, 6th Floor, 1 Bread Street, London, EC4M 9BEJ.

WHEREAS, the Manager and the Sub-Adviser are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, series management investment company;

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Manager to perform investment advisory and other services for each series of the Trust under the terms of an investment management agreement, dated November 13, 2024, between the Manager and the Trust (the “Management Agreement”); and

WHEREAS, the Trust and the Manager desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Manager and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Manager manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Management Agreement.

Subject to the direction and control of the Board and the Manager, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Manager.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds, including negotiating and accepting custom creation and redemption baskets. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to

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exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Funds and other registered funds advised by the Manager (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of the Manager, or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Manager, and shall not consult with any sub-adviser that is not an affiliated person of the Manager as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request.

The Sub-Adviser shall promptly notify the Manager of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Manager and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Manager, the Funds or the Trust. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Manager, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable federal securities laws, the Internal Revenue Code of 1986, as amended, and Employee Retirement Income Security Act of 1974, as amended, including the rules and regulations thereunder, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Manager), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable written request of the Trust, copies of any such books and records shall be provided or procured by the Sub-Adviser to the Trust or the Trust’s authorized representatives as soon as reasonably practicable.

(e) The Sub-Adviser represents and warrants to the Manager and the Trust that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser’s governing documents; (ii) the execution, delivery

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and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to the Manager or the Trust the Sub-Adviser’s composite performance record for inclusion in Fund documents, (A) the composite performance record of the Sub-Adviser’s executive officers furnished to the Manager and the Trust in writing prior to the date hereof (the “Data”) is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Manager prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub-Adviser’s executive officers designated to act as portfolio managers of a Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the Funds as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements (the “Public Disclosure”); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Manager and/or the Trust with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

(f) The Sub-Adviser shall provide its services in accordance with the Sub-Adviser’s Order Execution Policy and the Sub-Adviser’s assessment that the services are suitable for the Manager and the Fund.

The Manager confirms that it has read and consents to the Sub-Adviser’s Order Execution Policy. The Sub-Adviser shall notify the Manager of any material changes to the Order Execution Policy. Specific instructions from the Manager in relation to the execution of an order or orders may prevent the Sub-Adviser from following its Order Execution Policy in relation to such order or orders in respect of the elements of execution covered by the instructions.

As provided by the Sub-Adviser’s Order Execution Policy, there is the possibility that the Sub-Adviser may execute orders for transactions outside a regulated market, multilateral trading facility organised trading facility (a “Trading Venue”). The Manager hereby consents to the Sub-Adviser executing orders outside a Trading Venue.

Section 3. Delivery of Documents to the Sub-Adviser. The Manager has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;

(b) The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Funds included therein;

(c) The Management Agreement; and

(d) Written guidelines, policies and procedures adopted by the Trust.

The Manager will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Manager shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder, including a valid legal entity identifier and update as required.

The Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to the Sub-Adviser in a timely manner until a reasonable time after receipt of same by the Sub-Adviser.

The Sub-Adviser shall furnish the Manager with written certifications, in such form as the Manager shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Manager and that it will comply with such documents in the performance of its obligations under this Agreement.

The Sub-Adviser shall also require the Manager to provide the following information (and updates to such information as may have already been provided) relating to the Fund:

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(a) the Fund’s financial situation (including its ability to bear losses); and

(b) the Fund’s investment objective, including its risk tolerance.

The Sub-Adviser will need to obtain such information in order to make a recommendation or take a decision which is suitable for the Funds. The Sub-Adviser is entitled to assume that the Manager and/or a Fund (as applicable) has the necessary level of experience and knowledge to understand the risks involved in any transactions related to Investment Advice (as defined in the FCA Rules) provided by the Sub-Adviser or discretionary investment management. Where the Sub-Adviser is providing Investment Advice, the Sub-Adviser may also assume that the Funds (and, where applicable, the Manager) are able financially to bear any related investment risks consistent with its investment objectives. The reason for assessing suitability is to enable the Sub-Adviser to act in the Manager and the Fund’s best interests. It is therefore important that the Manager provides accurate and up-to-date information. Where the Manager has not provided the Sub-Adviser with such information, the Sub-Adviser shall be under no obligation to provide the applicable service

Section 4. Delivery of Documents to the Manager. The Sub-Adviser has furnished, and in the future will furnish, the Manager with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser’s most recent Form ADV;

(b) The Sub-Adviser’s most recent balance sheet; and

(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Manager with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser’s activities hereunder to the extent that it is lawful to do so and the Sub-Adviser is not otherwise prohibited from making such disclosure; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Manager with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Manager with any further documents, materials or information as the Manager may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser’s responsibilities under this Agreement

Section 5. Control by Board. As is the case with respect to the Manager under the Management Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder;

(f) the rules and regulations of any applicable regulator (including, without limitation, the rules of the FCA (“FCA Rules”), the rules of any relevant exchange and any other laws or regulations (whether of the UK, European Union,

Information Statement | A-4

European Economic Authority, third country or transnational) applicable to the Sub-Adviser in the provision of services to the Manager and the Trust (“Applicable Regulation”); and

(g) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Manager.

Section 7. Proxies. The Manager shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested from time to time in accordance with the Trust’s policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Manager, information on a particular issuer to assist the Manager in the voting of a proxy.

Section 8. Expenses of the Funds. The Manager will pay all expenses incurred by, and appropriately allocated to, the Funds, excluding only: (a) the management fee payable to the Manager under the Management Agreement; (b) brokerage expenses and other fees, charges, taxes, levies or expenses incurred in connection with the execution of portfolio transactions; (c) interest charges on any borrowings, dividends and other expenses on securities sold short; (d) taxes; (e) expenses incurred in connection with any distribution plan adopted by the Funds in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (f) proxy and shareholder meeting expenses, including proxy solicitation expenses (unless the need for a shareholder meeting is caused by the Manager or the Sub-Adviser, such as a change of control of the Manager or the Sub-Adviser); (g) legal fees and expenses in connection with any arbitration, litigation, or pending or threatened arbitration or litigation, including any settlements in connection therewith; (h) extraordinary expenses (as determined by the Board); and (i) acquired fund fees and expenses.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Manager or the Trust: (a) to amend the Trust’s registration statement (other than as part of a normal annual updating of the registration statement) or supplement a Fund’s prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Manager shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Manager shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 10. Standard of Care. The Trust and the Manager will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Manager the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Manager, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liability for the lack thereof) of the statements and any Data (only if the Sub-Adviser furnishes to the Manager or the Trust any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Manager in a Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Funds and the investment of a Fund’s assets.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Manager of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Manager and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities, subject to the provisions of the

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Sub-Adviser’s Conflict of Interest Policy. Subject to this policy, it is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Funds any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Manager or the Trust in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Manager, the Trust or such persons as they may designate, solely in connection with the Fund, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Manager and the Trust may disclose Fund portfolio holdings information in accordance with the Trust’s policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Manager or the Trust to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the Funds and the performance of the Sub-Adviser’s obligations hereunder.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Manager reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Manager). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Manager if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund for an initial two-year term after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Manager and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Manager or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Manager, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Manager, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Manager, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Manager and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages,

Information Statement | A-6

costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser’s adherence to the Manager’s written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Trust and the Manager. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Manager (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser’s act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds or the Manager, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Funds or the Manager, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Communications. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203, and that of the Manager shall be 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203, and that of the Sub-Adviser shall be Bow Bells House, 6th Floor, 1 Bread Street, London, EC4M 9BEJ.

The Sub-Adviser may be required from time to time to provide the Manager with certain information in a “durable medium”, pursuant to Applicable Regulation. Such information may include information relating to the Sub-Adviser and its services, the nature and risks of certain financial instruments, safeguarding of financial instruments, costs and associated charges and its Order Execution Policy. The Manager specifically consents to the provision by the Sub-Adviser of such information where not personally addressed to the Manager and (where permitted by Applicable Regulation) by means of a website.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Manager and the Sub-Adviser.

Section 20. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Funds, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Funds. Each of the Trust and the Manager understand that investment decisions made for a

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Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will only be responsible for providing the advisory and portfolio management services specified in Section 2(a) above.

Section 21. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Manager will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Manager such evidence of its authority with respect to this Agreement as the Trust or the Manager may reasonably require.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

ALLSPRING EXCHANGE-TRADED FUNDS TRUST
on behalf of the Funds
By:
Name:
Title:

ALLSPRING FUNDS MANAGEMENT, LLC
By:
Name:
Title:

ALLSPRING GLOBAL INVESTMENTS (UK) LIMITED
By:
Name:
Title:

APPENDIX A
ALLSPRING GLOBAL INVESTMENTS (UK) LIMITED
SUB-ADVISORY AGREEMENT
ALLSPRING EXCHANGE-TRADED FUNDS TRUST

[FUND LIST]

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Exhibit B

Principal Holders of Fund Shares. Set forth below as of September 12, 2025, is the name, address and share ownership of each person with record ownership of 5% or more of your Fund. Except as identified below, no person with record ownership of 5% or more of your Fund is known by Exchange-Traded Funds Trust to have beneficial ownership of such shares.

Principal Fund Holders
Allspring Core Plus ETF
State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	79.98%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7.64%
Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	7.24%
Allspring Income Plus ETF
State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	85.81%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.42%

INFOAPLU 09-25

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